AMENDMENT TO TRANSFER AGENCY AND SERVICE AGREEMENT

This Amendment, dated as of March 19, 2025, amends the Transfer Agency and Service Agreement, dated as of December 10, 2021 as amended to date (the "Transfer Agency Agreement"), by and between State Street Bank and Trust Company (the "Transfer Agent"), and each of the trusts listed on Schedule A thereto, as amended from time to time (each, a "Trust").

The Transfer Agent and each Trust hereby agree to replace the existing Schedule A to the Transfer Agency Agreement with the updated schedule below, to reflect all Customers who are parties to the Transfer Agency Agreement as of such date.

SCHEDULE A

LIST OF TRUSTS AND PORTFOLIOS

Dated as of April 9, 2025

The following is a list of Trusts and their respective Portfolios for which the Transfer Agent shall serve under this Agreement.

TRUST PORTFOLIO:	EFFECTIVE AS OF:

Capital Group Core Equity ETF	November 17, 2021
Capital Group Growth ETF	November 17, 2021
Capital Group International Focus Equity ETF	November 17, 2021
Capital Group Dividend Value ETF	November 17, 2021
Capital Group Global Growth Equity ETF	November 17, 2021
Capital Group Dividend Growers ETF	September 26, 2023
Capital Group International Equity ETF	September 26, 2023
Capital Group Core Balanced ETF	September 26, 2023
Capital Group Conservative Equity ETF	June 25, 2024
Capital Group International Core Equity ETF	June 25, 2024
Capital Group Global Equity ETF	June 25, 2024
Capital Group New Geography Equity ETF	June 25, 2024

Capital Group Equity ETF Trust I
Capital Group U.S. Small and Mid Cap ETF	December 1, 2024
Capital Group U.S. Large Growth ETF	April 9, 2025
Capital Group U.S. Large Value ETF	April 9, 2025

Capital Group Fixed Income ETF Trust
Capital Group Core Plus Income ETF	November 17, 2021
Capital Group Short Duration Income ETF	October 25, 2022
Capital Group U.S. Multi-Sector Income ETF	October 25, 2022
Capital Group Municipal Income ETF	October 25, 2022
Capital Group Core Bond ETF	September 26, 2023
Capital Group Short Duration Municipal Income ETF	September 26, 2023
Capital Group Ultra Short Income ETF	June 25, 2024
Capital Group International Bond ETF (USD-Hedged)	June 25, 2024
Capital Group Municipal High-Income ETF	June 25, 2024
Capital Group High Yield Bond ETF	April 9, 2025

IN WITNESS WHEREOF, each of the Trusts and the Administrator has executed this Schedule A as of the date first-written above. Execution of this Schedule A by more than one Trust shall not create a contractual or other obligation between or among such Trusts (or between or among their respective Portfolios) and this Schedule A shall constitute a separate agreement between the Administrator and each Trust on behalf of itself or each of its Portfolios.

EACH OF THE TRUSTS LISTED ON SCHEDULE A

ATTACHED HERETO, ON BEHALF OF ITSELF OR

ITS LISTED PORTFOLIOS

BY: CAPITAL RESEARCH AND MANAGEMENT COMPANY*	STATE STREET BANK AND TRUST COMPANY

By: _/s/ Kristine M. Nishiyama____________	By: _/s/ Scott Cheshier_________________
Name: Kristine M. Nishiyama	Name: Scott Cheshier
Title: Authorized Signatory	Title: Managing Director

____________

* Pursuant to delegated authority

AMENDMENT TO ADMINISTRATION AGREEMENT

This Amendment, dated as of March 19, 2025, amends the Administration Agreement dated as of
December 10, 2021 as amended to date (the "Admin Agreement"), by and between State Street Bank and Trust Company (the "Administrator"), and each trust listed on Schedule A thereto, as amended from time to time
(each, a "Trust").

The Administrator and each Trust hereby agree to replace the existing Schedule A to the Admin Agreement with the updated schedule below, to reflect all Trusts who are parties to the Admin Agreement as of such date.

SCHEDULE A

TRUSTS AND PORTFOLIOS

Dated as of April 9, 2025

The following is a list of Trusts and their respective Portfolios for which the Administrator shall serve under this Agreement.

TRUST PORTFOLIO:	EFFECTIVE AS OF:

Capital Group Core Equity ETF	November 17, 2021
Capital Group Growth ETF	November 17, 2021
Capital Group International Focus Equity ETF	November 17, 2021
Capital Group Dividend Value ETF	November 17, 2021
Capital Group Global Growth Equity ETF	November 17, 2021
Capital Group Dividend Growers ETF	September 26, 2023
Capital Group International Equity ETF	September 26, 2023
Capital Group Core Balanced ETF	September 26, 2023
Capital Group Conservative Equity ETF	June 25, 2024
Capital Group International Core Equity ETF	June 25, 2024
Capital Group Global Equity ETF	June 25, 2024
Capital Group New Geography Equity ETF	June 25, 2024

Capital Group Equity ETF Trust I
Capital Group U.S. Small and Mid Cap ETF	December 1, 2024
Capital Group U.S. Large Growth ETF	April 9, 2025
Capital Group U.S. Large Value ETF	April 9, 2025

Capital Group Fixed Income ETF Trust
Capital Group Core Plus Income ETF	November 17, 2021
Capital Group Short Duration Income ETF	October 25, 2022
Capital Group U.S. Multi-Sector Income ETF	October 25, 2022
Capital Group Municipal Income ETF	October 25, 2022
Capital Group Core Bond ETF	September 26, 2023
Capital Group Short Duration Municipal Income ETF	September 26, 2023
Capital Group Ultra Short Income ETF	June 25, 2024
Capital Group International Bond ETF (USD-Hedged)	June 25, 2024
Capital Group Municipal High-Income ETF	June 25, 2024
Capital Group High Yield Bond ETF	April 9, 2025

IN WITNESS WHEREOF, each of the Trusts and the Administrator has executed this Schedule A as of the date first-written above. Execution of this Schedule A by more than one Trust shall not create a contractual or other obligation between or among such Trusts (or between or among their respective Portfolios) and this Schedule A shall constitute a separate agreement between the Administrator and each Trust on behalf of itself or each of its Portfolios.

EACH OF THE TRUSTS LISTED ON SCHEDULE A

ATTACHED HERETO, ON BEHALF OF ITSELF OR

ITS LISTED PORTFOLIOS

BY: CAPITAL RESEARCH AND MANAGEMENT COMPANY*	STATE STREET BANK AND TRUST COMPANY

By: _/s/ Kristine M. Nishiyama____________	By: _/s/ Scott Cheshier_________________
Name: Kristine M. Nishiyama	Name: Scott Cheshier
Title: Authorized Signatory	Title: Managing Director

______________

*Pursuant to delegated authority